Second Quarter
2008 Review
July 31, 2008
Second Quarter
2008 Review
July 31, 2008
Tim S. Nicholls
Senior Vice President &
Chief Financial Officer
John V. Faraci
Chairman &
Chief Executive Officer
Exhibit 99.2

Forward-Looking Statements
Forward-Looking Statements
These slides and statements made during this presentation contain forward-looking statements. These statements reflect management's current views and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these statements. Factors which could cause actual results to differ relate to:
(i) the company's ability to realize anticipated profit improvement from its transformation plan, including our ability to realize the expected benefits of our acquisition of the assets of
Weyerhaeuser Company’s containerboard, packaging and recycling business in light of integration difficulties and other challenges; (ii) increases in interest rates and our ability to meet our debt service obligations; (iii) industry conditions, including but not limited to changes in the cost or availability of raw materials and energy, transportation costs, competition we face, the company's product mix, demand and pricing for its products; (iv)
global economic conditions and political changes, including but not limited to changes in currency exchange rates, credit availability, the company's credit ratings issued by recognized credit rating organizations and pension and health care costs; (v) unanticipated expenditures related to the cost of compliance with environmental and other governmental regulations and to actual or potential litigation; and (vi) whether we experience a material disruption at one of our manufacturing facilities. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. These and other factors that could cause or contribute to actual results differing materially from such forward looking statements are discussed in greater detail in the company's Securities and Exchange Commission filings.

Statements Relating to Non-GAAP
Financial Measures
Statements Relating to Non-GAAP
Financial Measures
During the course of this presentation, certain
non-U.S. GAAP financial information will be
presented.
A reconciliation of those numbers to U.S.
GAAP financial measures is available on the
company’s website at internationalpaper.com
under Investors.

Second Quarter 2008 Results Summary
EPS up 8% vs. 2Q07
Second Quarter 2008 Results Summary
EPS up 8% vs. 2Q07
Input costs escalated
EPS excluding land sales up
35% vs. 2Q07
Prices improved
Reduced mill operating costs
Benefited from global balance
$0.37 $0.37
$0.50
$0.15
$0.04
$0.06
2Q07 1Q08 2Q08
Forest Products EPS
Operating Business EPS
$0.52
$0.41
$0.56
Earnings from continuing operations before special items

Diluted EPS from Continuing Operations before Special Items
Best
nd
-Quarter Results since 2000
Diluted EPS from Continuing Operations before Special Items
Best
nd
-Quarter Results since 2000
2008
2
2
2004 2005 2006 2007 2003 2002
.10
.27
.26
.11
.15
.11
.03
.02
.16
.30
.34
.27
.04
.12
.30
.47
.41
.56
.20
.17
.26
.52
.45
.57
.45
.69
A reconciliation to GAAP EPS is available at www.internationalpaper.com under the Investors tab at presentations

(.03)
.52
.50
.08
.24
.14
.06
.08
(.02)
(.34)
(.02)
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
2Q07 Price Volume Cost / Mix Materials &
Freight
Corporate /
Other
Ilim Vicksburg Tax 2Q08
$ / Share $ / Share
IPG        .05
CPG      .03
P&C      .12
Europe  .04
Fiber           (.07)
Chemicals  (.09)
Energy        (.12)
Freight        (.06)
Cost / Mix    .16
Outages      (.02)
2Q08 vs. 2Q07 EPS
Higher Costs, Higher Prices, Lower Forest Products Earnings
2Q08 vs. 2Q07 EPS
Higher Costs, Higher Prices, Lower Forest Products Earnings
.37
.15
Earnings from continuing operations before special items
Forest Products Earnings
.56
2Q08   33%
2Q07   29%

Global Sales Revenues
2Q08 vs. 2Q07
Global Sales Revenues
2Q08 vs. 2Q07
15% 11%                   12% 7%                   10%
xpedx includes the addition of Central Lewmar revenues in 2Q08
*Includes Forest Products and inter-segment sales eliminations
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
xpedx Printing
Papers
Industrial
Packaging
Consumer
Packaging
Cumulative*
2Q07 2Q08

(43)
(40)
(57)
(71)
($80)
($60)
($40)
($20)
$0
Energy Chemicals Fiber Freight
North America Outside North America
Increasing Global Input & Freight Costs
$211MM, or $0.34/Share Impact vs. 2Q07
Increasing Global Input & Freight Costs
$211MM, or $0.34/Share Impact vs. 2Q07
Input costs for continuing businesses
Percentage change reflects estimated North American input cost increases
N.A. 34%                                                     17%
9%
34%

($200)
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
2003 vs.
2002
2004 vs.
2003
2005 vs.
2004
2006 vs.
2005
2007 vs.
2006
6M08 vs.
6M07
Cumulative
Price Increases / Decreases          Input Cost Increases
Recovering North American Input Cost Increases
Increasing Prices to Recover Costs
Recovering North American Input Cost Increases
Increasing Prices to Recover Costs
North American Papers & Packaging

Printing Papers Earnings
$38 Million Increase
Printing Papers Earnings
$38 Million Increase
226
188
8
95
3
51
(119)
$0
$50
$100
$150
$200
$250
$300
2Q07 Price Materials &
Freight
Volume Cost / Mix Outages 2Q08

Average IP price realization (includes the impact of mix across all grades)
$22
€18
$65
$84
Price/ton
6%
5%
18%
(8%)
Volume
2Q08 vs. 2Q07
Price/ton
2Q08 vs. 1Q08
0%
0%
22%
(4%)
Volume
$10 Brazilian Uncoated Papers
€3 European Uncoated Papers
$5 U.S. Pulp
$38 N.A. Uncoated Papers
Business
$226
$1,790
2Q08
$185
$1,715
1Q08
$188
$1,610
2Q07
Earnings
Sales
$ Million
Printing Papers
Margin Expansion
Printing Papers
Margin Expansion

108
87
28
6
6
32
(21)
(15)
(57)
$0
$25
$50
$75
$100
$125
$150
2Q07 Price Materials
& Freight
Volume* Cost / Mix Outages Vicksburg Other 2Q08
Industrial Packaging Earnings
Cost Inflation Exceeded Price Increases
Industrial Packaging Earnings
Cost Inflation Exceeded Price Increases
*Excludes trade volume

€48
$60
$43
Price / Ton
(3%)
(1%)
8%
Volume
2Q08 vs. 2Q07
€5 (3%) European Container
2Q08 vs. 1Q08
2%
(2%)
Volume
$5 N.A. Container
$2 N.A. Containerboard
Price / Ton
Business
$87
$1,470
2Q08
$97
$1,445
1Q08
$108
$1,315
2Q07
Earnings
Sales
$ Million
Industrial Packaging
U.S. Margins Under Pressure
Industrial Packaging
U.S. Margins Under Pressure
Average IP price realization (includes the impact of mix across all grades)

26
30
5
12
(1)
(38) 18
$0
$10
$20
$30
$40
$50
2Q07 Price Materials
& Freight
Volume Cost / Mix Other 2Q08*
Consumer Packaging Earnings
Cost Inflation Exceeded Price Increases
Consumer Packaging Earnings
Cost Inflation Exceeded Price Increases
*Excludes a special item of ($13) million related to the reorganization of Shorewood’s Canadian operations

Average IP price realization (includes the impact of mix across all grades)
1
Excludes a special item of ($5) and ($13) million in 1Q08 and 2Q08, respectively, related to the reorganization of
Shorewood’s Canadian operations
NA
Price
$44
Price/Ton
2%
Revenue
1%
Volume
2Q08 vs. 2Q07
Price Revenue
Business
2Q08 vs. 1Q08
7%
0%
Volume
NA Converting Businesses
$15 U.S. Coated Paperboard
Price/Ton
Business
$795
2Q08
$770
1Q08
$30
$745
2Q07
Earnings
Sales
$ Million
Consumer Packaging
Margins Under Pressure
Consumer Packaging
Margins Under Pressure
$26
1
$14
1

$21 $19 $15 Fuel & Freight
$26
$1,970
2Q08
$16
$1,985
1Q08
$30
$1,720
2Q07
Earnings
Sales
$ Million
xpedx
Focus on Cost Reduction
xpedx
Focus on Cost Reduction
Weak demand for commercial printing and packaging
Growth from price increases and national accounts
Benefiting from cost reductions
Offset by fuel costs despite fewer miles & deliveries

xpedx
Product Diversity Overcoming Market Conditions
xpedx
Product Diversity Overcoming Market Conditions
Revenue dollars and growth percentages are based on 6M08 vs. 6M07 results
$0 $1 $2 $3
Merchant Printing
National Accounts
Merchant Packaging
Central Lewmar
Publishing
Saalfeld
Billions
Printing Packaging Facility Supplies All Segments
6%
0%
2%
6%
22%
12%

Forest Products
Focusing on Maximizing Value
Forest Products
Focusing on Maximizing Value
30,000 13,000 37,000 Acres Sold
$1,872 $1,871 $2,144 Price / Acre
$41
$55
2Q08
$25
$25
1Q08
$94
$90
2Q07
Earnings
Sales
($ Million)
($ Million)

$15
$415
6M08
$10
$315
6M07
Earnings
Sales
$ Million
Asia
Building New Capabilities
Asia
Building New Capabilities
This slide includes the Asian business segments in Printing Papers, Industrial Packaging, and Consumer
Packaging as well as Asian sales and operating profits reported in Foodservice and Shorewood results
Strong sales and earnings growth
High demand growth for board
and boxes
Focus on domestic consumption

Asia
World-Class Assets, Low Capital Costs
Asia
World-Class Assets, Low Capital Costs
Heated Belt Calender
Forming Section
Film Size Press
Start-up of 420,000-ton Sun joint venture coated
board machine
Chinese cartonboard demand growing at 7%
annually
Box plant and folding carton plant start ups
Folio Sheeter

IP’s share of Ilim’s 1Q08 earnings include a $14 million after-tax foreign exchange gain and a $3 million after-tax charge to write off a share repurchase option
1Q08 vs. 4Q07
2%
0%
Volume
(000 Metric Tons)
$13 Containerboard
$42 Pulp
Price / Ton
Business
$32
$555
1Q08
$17
$529
4Q07
Earnings (IP Share)
Sales (100%)
$ Million
Ilim Joint Venture 1Q08 Results
IP’s After-Tax Share: $32MM or $0.08 EPS
Ilim Joint Venture 1Q08 Results
IP’s After-Tax Share: $32MM or $0.08 EPS

Ilim Joint Venture
Sale of KPK Mill
Ilim Joint Venture
Sale of KPK Mill
Ilim Holding S. A. signed an agreement to sell its 56%
interest in the KPK recycled paperboard mill to Knauf,
its joint venture partner in this mill
After the transaction has been completed, Knauf will
own the 220,000-TPY mill
The transaction is expected to close in 3Q08
After the divestiture, Ilim will continue to focus on its
market pulp,  industrial packaging, and paper
businesses

Free Cash Flow Improvement
Free Cash Flow Improvement
$309
($267)
$576
2Q08
$528
($482)
$1,010
6M08
$93
($299)
$392
2Q07
$219 Free Cash Flow
($215) Less Capital Investment
$434
Cash Provided by
Continuing Operations
1Q08
Free Cash Flow
($ Million)

(132)
(103)
(80)
(63)
($150)
($125)
($100)
($75)
($50)
($25)
$0
Energy Chemicals Fiber Freight
North America Outside North America
Increasing Global Input & Freight Costs
$378MM, or $0.60/Share Impact vs. 6M07
Increasing Global Input & Freight Costs
$378MM, or $0.60/Share Impact vs. 6M07
Input costs for continuing businesses
Percentage change reflects North American input costs
N.A. 28%                                                     13% 6%
30%

$ / Share $ / Share
6M08 vs. 6M07 EPS
Higher Costs, Higher Prices, Lower Forest Products Earnings
6M08 vs. 6M07 EPS
Higher Costs, Higher Prices, Lower Forest Products Earnings
.07
Earnings from continuing operations before special items
IPG      .10
CPG     .05
P&C      .22
Europe  .08
Fiber           (.13)
Chemicals (.16)
Energy        (.21)
Freight      (.10)
Cost / Mix   .17
Outages        .02
Forest Products
Earnings
2008A   32%
2007A   30%
.97 .97
.66
.86
.45
.19
.11
.09
.04
(.01)
(.02)
(.60)
(.03)
(.02)
.31
.11
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
6M07 Price Volume Cost /
Mix
Vicksburg Materials
& Freight
Interest Ilim Corporate
/ Other
Tax Shares 6M08

Weyerhaeuser CBPR Acquisition Update
Weyerhaeuser CBPR Acquisition Update
On schedule for August close
Management team in place
Expecting more merger benefits at faster pace
Expect acquisition to be cash positive in 2008

Weyerhaeuser CBPR Acquisition Update
Financing in Place
Weyerhaeuser CBPR Acquisition Update
Financing in Place
Original Financing Plan
$2 Billion
5-Year Term Loan
$2.5 Billion
5-Year Term Loan
$4 Billion
18-Month Bridge Loan
$3.0 Billion
Bond Offering
$0.5 Billion
Cash & Short-Term Debt
Current Financing

Weyerhaeuser CBPR Acquisition
Key Financial Statistics
Weyerhaeuser CBPR Acquisition
Key Financial Statistics
$50 million in 2008 merger benefits
$80 million one-time costs in 2008
– Establish data center and IT systems
– Severance and relocation expenses
– Transition costs
$35 million one-time, non-cash charge in 3Q08 due to
the write up of inventory in connection with the asset
purchase
$160 - $180 million in 2008 incremental interest expense
Also targeting $150 - $200 million in incremental IP
overhead reduction by 2010

3Q08 Outlook
Changes from 2Q08
3Q08 Outlook
Changes from 2Q08
Increase Increase Input & Freight Costs
Ex-North America North America
Steady
Slight Increase
Flat
Slight Increase
Under Pressure
Improving
Steady Operations
Volume
Pricing
Flat Packaging
Improving Paper
Decrease Maintenance Outages
Flat
Improving
Paper
Packaging

2008 Forest Products Earnings
2008 Forest Products Earnings
Signed agreement to sell mineral rights in northwest
Louisiana for $263 million
Expect transaction to close in 3Q08
At end of 2Q08, portfolio includes 270,000 acres of
land and mineral rights with an NPV of $675 million
to $775 million
Expect 2008 Forest Products earnings of $350 million
to $400 million

Summary
2Q08 Solid Results in Tough Market Conditions
Summary
2Q08 Solid Results in Tough Market Conditions
•
8% year-over-year earnings increase
•
$0.34 per share of increased input costs
•
Announced price increases to recover costs
•
Reduced mill operating costs
•
Benefit of global operations

32 Questions & Answers Questions & Answers Investor Relations Contacts Thomas A. Cleves 901-419-7566 Ann-Marie Donaldson 901-419-4967 Emily Nix 901-419-4987 Media Contact Patty Neuhoff 901-419-4052

33 Appendix

Special Items & Discontinued Operations
2Q08
Special Items & Discontinued Operations
2Q08
$0.00 ($1) Total Discontinued Operations
$0.54 $227 Net Earnings
$0.56 $235
Earnings from Continuing Operations &
Before Special Items
Special Items
Earnings
per Share
$ Million
($9) Shorewood Canadian Reorganization
$2 Adjustment to Gain on Sale of Forestlands
($0.02) ($7) Total Special Items
$0.54 $228 Earnings from Continuing Operations

$0 $24 $9 $0 Europe
$19 $28 $41 $28 North America
$63
$8
$3
$52
3Q08E
$103
$13
$40
$50
2Q08
$43
$13
$11
$19
4Q08E
Total Impact
Consumer Packaging
Industrial Packaging
Printing Papers Total
$ Millions
$53
$1
$24
$28
1Q08
Dollar impact of planned maintenance outages are estimates and subject to change
Planned Maintenance Outages
Planned Maintenance Outages

Operating Profits by Industry Segment
from Continuing Operations before Special Items
Operating Profits by Industry Segment
from Continuing Operations before Special Items
$302 $198 $294
Earnings from continuing operations before income
taxes, equity earnings & minority interest
$32 $17 $0
Equity Earnings, net of taxes - Ilim
($21) ($21) ($57)
Corporate Items
($25)
$6
($80)
$450
$0
$94
$30
$30
$108
$188
2Q07
($10)
$8
($81)
$406
$0
$41
$26
$26
$87
$226
2Q08
($41) Special Items
$0 Other Businesses
$337
Operating Profit
($81)
Net Interest Expense
$4
Minority Interest / Equity Earnings Adjustment
$25
$16
$14
$97
$185
1Q08
Forest Products
Distribution
Consumer Packaging
Industrial Packaging
Printing Papers
$ Million

Geographic Business Segment Operating Results
from Continuing Operations before Special Items
Geographic Business Segment Operating Results
from Continuing Operations before Special Items
Operating Profit Sales
$ Million
$16
$3
$9
$2
$0
$18
$79
$0
$4
$33
$42
$106
1Q08
$30
$3
$6
$21
$1
$23
$84
$0
$18
$41
$44
$85
2Q07
$5 $95 $95 $85 Asian
$26
$8
$13
$2
$20
$65
$0
$11
$51
$39
$125
2Q08
$1,970
$75
$625
$95
$315
$1,060
$5
$205
$255
$445
$880
2Q08
$1,985
$75
$600
$80
$315
$1,050
$5
$165
$225
$435
$885
1Q08
$1,720
$65
$595
$70
$270
$975
$5
$155
$205
$370
$875
2Q07
Asian
Industrial Packaging
North American
European
Asian
Distribution
European
North American
Consumer Packaging
U.S. Market Pulp
Brazilian
European
North American
Printing Papers
Excludes Forest Products

2008 Earnings from Continuing Operations
2008 Earnings from Continuing Operations
1
Assuming dilution
2
A reconciliation to GAAP EPS is available at www.internationalpaper.com under the Investors tab at presentations
$0.35 423 30% $150 $16 ($5) ($59) $198
1Q08
($0.06) 423 39% ($25) $0 $0 $16 ($41)
1Q08
$0.41 423 31.5% $175 $16 ($5) ($75) $239
1Q08
$30
$0
$30
Equity
Earnings
$0.54
($0.02)
$0.56
Diluted
EPS
423 30% ($7) $0 $3 ($10)
2Q08
Earnings from Continuing Operations
423 32% $228 ($7) ($97) $302
2Q08
$235
Net
Income
$MM
32.5%
Estimated
Tax Rate
($7)
Minority
Interest
$MM
Special Items
$312
Pre-Tax
$MM
423 ($100)
2Q08
Before Special Items
Average
Shares
MM
Tax
$MM
2
1

Business Segment Price Realization
Business Segment Price Realization
$851
$556
2Q08
$651
$988
2Q08
$846
$554
1Q08
$646
$950
1Q08
$791
$513
2Q07
$586
$904
2Q07
Average Selling Price
Realizations
Industrial Packaging ($/ton)
Printing Papers ($/ton)
Containerboard
Corrugated Boxes
Market Pulp
Uncoated Freesheet
Average IP U.S. selling price realizations (includes the impact of mix across all grades)

226
188
10
(4)
40 (8)
$0
$50
$100
$150
$200
$250
$300
2Q07 North
America
Paper
North
America
Pulp
Europe Brazil 2Q08
Printing Papers Earnings
2Q08 vs. 2Q07
Printing Papers Earnings
2Q08 vs. 2Q07
Brazilian earnings include a one-time, $6 million gain from the sale of government credits

87
108
(3)
(19)
1
$0
$20
$40
$60
$80
$100
$120
2Q07 North
America
Europe Asia 2Q08
Industrial Packaging Earnings
2Q08 vs. 2Q07
Industrial Packaging Earnings
2Q08 vs. 2Q07
Average IP U.S. selling price realizations (includes the impact of mix across all grades)

26
30
2
2
(2)
2
(8)
$0
$10
$20
$30
2Q07 US Coated
Paperboard
Shorewood Food
Service
Europe Asia 2Q08*
Consumer Packaging Earnings
2Q08 vs. 2Q07
Consumer Packaging Earnings
2Q08 vs. 2Q07
*Excludes a special item of ($13) million related to the reorganization of Shorewood’s Canadian operations

.50
.37
.16
.03
.06
.05
.03
(.08)
(.01)
(.02)
(.09)
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
1Q08 Price Volume Cost / Mix Materials /
Freight
Corporate
/ Other
Ilim Outages Vicksburg Tax 2Q08
$ / Share $ / Share
2Q08 vs. 1Q08 EPS
Higher Costs, Higher Prices, Higher Maintenance Outages
2Q08 vs. 1Q08 EPS
Higher Costs, Higher Prices, Higher Maintenance Outages
.04
.06
.56
.41
Earnings from continuing operations before special items
Forest Products Earnings

Printing Papers Earnings
2Q08 vs. 1Q08
Printing Papers Earnings
2Q08 vs. 1Q08
226
185
12
12
44
31
(38)
(20)
$0
$50
$100
$150
$200
$250
$300
1Q08 Price Volume Cost / Mix Materials
& Freight
Outages Other 2Q08

87
97
19
8
(15)
(16)
(6)
$0
$20
$40
$60
$80
$100
$120
$140
1Q08 Volume* Cost / Mix Materials
& Freight
Outages Vicksburg 2Q08
Industrial Packaging Earnings
2Q08 vs. 1Q08
Industrial Packaging Earnings
2Q08 vs. 1Q08
*Excludes trade volume

14
26
(11)
(13)
1
25
4
6
$0
$10
$20
$30
$40
$50
$60
1Q08* Price Volume Cost /
Mix
Materials
& Freight
Outages Other 2Q08*
Consumer Packaging Earnings
2Q08 vs. 1Q08
Consumer Packaging Earnings
2Q08 vs. 1Q08
*
Excludes a special item of ($5) and ($13) million in 1Q08 and 2Q08, respectively, related to the reorganization of
Shorewood’s Canadian operations

North American Industry Capacity Closures
Uncoated Freesheet
North American Industry Capacity Closures
Uncoated Freesheet
12,000
13,000
14,000
15,000
16,000
2000 2001 2002 2003 2004 2005 2006 2007 2008E
2000 – 2008
Demand CAGR = (2.4%)
Capacity closures = (18%)
Source: AF&PA, RISI, IP Analysis

North American Industry Capacity Closures
Containerboard
North American Industry Capacity Closures
Containerboard
38,000
39,000
40,000
41,000
42,000
2000 2001 2002 2003 2004 2005 2006 2007 2008E
Source: AF&PA, RISI, IP Analysis
2008E includes Pratt’s new machine in Shreveport, LA:  360 M Tons
2000 – 2008
Demand CAGR = (0.4%)
Capacity closures = (3%)

49 Total Cash Cost Components 6M08 Total Cash Cost Components 6M08 North American Mills Only Energy 11% Materials 13% Labor 14% Fiber 27% Freight 13% Overhead 9% Chemicals 12%

Energy
Substituting Lower-Cost Energy
Energy
Substituting Lower-Cost Energy
0%
20%
40%
60%
80%
100%
2001 2002 2003 2004 2005 2006 2007 2008P
Coal Gas Wood Waste Fuel Oil Power Other
*Other includes shredded tires, recycled oil, and any other fossil fuels

($120)
($100)
($80)
($60)
($40)
($20)
$0
Wood Energy Chemicals Freight OCC
Global Input & Freight Costs by Segment
$211 Million Global Impact vs. 2Q07
Global Input & Freight Costs by Segment
$211 Million Global Impact vs. 2Q07
Consumer
Packaging
($37)
Industrial
Packaging
($56)
Printing
Papers
($118)

(24)
(17)
(2)
(19)
($35)
($25)
($15)
($5)
$5
Energy Chemicals Fiber Freight
North America Outside North America
Increasing Global Input & Freight Costs
$62MM, or $0.10/Share Impact vs. 1Q08
Increasing Global Input & Freight Costs
$62MM, or $0.10/Share Impact vs. 1Q08
Input costs for continuing businesses
Percentage change reflects North American input costs
N.A. 18% 15% 1% 7%

0
50
100
150
200
250
Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr
2005 2006 2007
NYMEX Natural Gas closing prices
Index: Jan 2005 Natural Gas Costs = 100
Natural Gas Costs
45% increase vs. 2Q07 average cost
Natural Gas Costs
45% increase vs. 2Q07 average cost
2008

50
70
90
110
130
150
170
190
Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr
2006 2007
Index: Jan 2006 #6 Fuel Costs = 100
Delivered cost to U.S. facilities
U.S. #6 Fuel Oil
75% increase vs. 2Q07 average cost
U.S. #6 Fuel Oil
75% increase vs. 2Q07 average cost
2008

90
95
100
105
110
115
Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr
U.S. Mill Wood Costs
9% increase vs. 2Q07 average cost
U.S. Mill Wood Costs
9% increase vs. 2Q07 average cost
Index: Jan 2005 Wood Costs = 100
2005 2006
2007 2008
Delivered cost to U.S. facilities

75
100
125
150
Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr
2005 2006 2007 2008
Index: Jan 2005 Caustic Soda Costs = 100
Delivered cost to U.S. facilities
U.S. Caustic Soda Costs
52% increase vs. 2Q07 average cost
U.S. Caustic Soda Costs
52% increase vs. 2Q07 average cost

150
175
200
225
Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr
2006 2007
Index: Jan 2006 Corn Starch Costs = 100
Delivered cost to U.S. facilities
U.S. Corn Starch Costs
10% increase vs. 2Q07 average cost
U.S. Corn Starch Costs
10% increase vs. 2Q07 average cost
2008

58
110,000 350,000
Corn Starch (Tons)
Chemicals
Fiber
Energy
50,000 240,000
Sodium Chlorate (Tons)
- 40,000
LD Polyethylene (Tons)
4,000 24,000
Latex (Tons)
230,000 1,300,000
Coal (Tons)
8,200,000 43,000,000
Wood (Tons)
60,000 300,000
Caustic Soda (Tons)
310,000 600,000
Old Corrugated Containers (Tons)
Commodity
500,000
15,000,000
Non – U. S.
3,000,000
#6 Fuel Oil (Barrels)
28,000,000
Natural Gas (MM BTUs)
U. S.
Global Consumption
2008 Purchase Estimates for Key Inputs
Global Consumption
2008 Purchase Estimates for Key Inputs
Includes only continuing businesses; does not include Asian or Weyerhaeuser consumption